2007 Credit Suisse
Building Products Conference
January 9, 2007

Gary E. Robinette
Ply Gem
President & CEO
Shawn K. Poe
Ply Gem
Chief Financial Officer
♦
President and Chief Executive Officer since October 2006
♦
Previously held positions with Stock Building Supply including most recently as Executive Vice President of Operations
♦
Chief Financial Officer since February 2004
♦
Previously Vice President - Finance of Variform, and priorto that, Corporate Controller for Nordyne, Inc.
Management Presenters

Forward Looking Statements
The following information may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. You are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. Ply Gem Industries, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  For further information regarding Ply Gem’s risk factors, please refer to the risk factors identified in our form 10-K, as updated by our forms 10-Q.

Gary E. Robinette – President & CEO
Ply Gem Review

Who is
PLY GEM ?

The Ply Gem Family

Siding and
Accessories
►
Variform, Inc., Napco, Inc. & Alcoa Home Exteriors (Nov. ’06)
►
Vinyl, Aluminum products, Injection molded products
►
#1 position in U.S. vinyl siding market
►
#1 position in the aluminum accessories market
►
9 manufacturing plants
Windows
and Doors
►
MW Windows, Great Lakes Windows, Alenco Windows, and CWD Windows
►
Vinyl, Wood and Aluminum Windows
►
Top 5 manufacturer of vinyl windows in U.S.
►
#1 windows and doors manufacturer in Western Canada
►
9 manufacturing plants
Fencing,
Railing and
Decking
►
Kroy Building Products
►
Leading position in fast growing vinyl fence and railing category
►
#1 in vinyl railing
►
#2 in vinyl fencing
►
2 manufacturing plants
Ply Gem is a leading manufacturer of residential exterior building products with sales in excess of $1.6 Billion.

Ply Gem maintains No. 1 market positions in vinyl siding, aluminum accessories, and vinyl railing, and holds a leading position in vinyl windows
♦
The Company offers multiple leading brands at attractive price points to sell into the widest possible distribution channel network including dealers, distributors, retail homecenters and retail lumberyards, while avoiding channel conflict
♦
Ply Gem (including full year of Alenco and AHE) generated pro forma LTM 9/30/06 Net Sales of $1,605.7 million and pro forma Adjusted EBITDA of $183.1 million excluding $22.0 million of expected cost savings and synergies from the AHE acquisition which management remains confident in achieving
♦
Pro Forma LTM 9/30/06 Sales by Product
Pro Forma LTM 9/30/06 Sales by End Market
Ply Gem is a leading domestic manufacturer of vinyl siding, windows, patio doors,fencing, railing and decking serving both the new construction and repair and remodeling end markets
Ply Gem Overview

♦
Acquired by a Caxton–Iseman affiliate from Nortek, Inc. in February 2004 for $560.0 million, excluding fees and expenses
♦
Acquired MWM Holdings, Inc (“MW”) from Investcorp Investment Equity Ltd. and affiliates in August 2004 for $320.0 million, excluding fees and expenses
♦
Acquired AWC Holdings Company (“Alenco”) from Linsalata Capital Partners and management in February 2006 for $120.0 million, excluding fees and expenses
♦
Acquired Alcoa Home Exteriors, Inc. (“AHE”) from Alcoa Inc. in October 2006 for $305.0 million, excluding fees and expenses
Company History

♦
Vinyl windows continue to gain market share
♦
Increased builder and consumer acceptance of vinyl windows, with vinyl being the dominant window material
♦
New construction in Western Canada has slowed, but remains near high levels historically
Windows & Doors
Fencing, Railing & Decking
♦
US residential and commercial vinyl fence market expected to continue to gain market share as a product category
Siding & Accessories
♦
Vinyl remains the dominant siding product types
♦
Vinyl siding penetration within both the new construction market and repair/remodeling market continues to increase
Housing Market
Fundamentals
♦
Interest rates remain at relatively low levels and appear poised to continue rising at a measured pace
♦
Factors driving new construction include an aging housing supply, growing population, and increasing home ownership rates
♦
Repair & remodeling segment driven by strong existing home sales and an aging housing supply
♦
Repair & remodeling provides an effective counter balance to the new construction segment
Industry Fundamentals Remain Favorable

Employment	1	2
Mortgage rates	2	4
Recent home prices	3	5
Current home prices	4	--
Debt service/total income	--	1
Apt vacancy	--	3
                                               Selected Variables’ Importance
                                                              for Predicting:
        Selected
        Variables
                                                 Housing                      Rmodeling
                                                  Starts                      Expenditures

Facilities Located to
Optimize Service and
Flexibility
♦
Locations of facilities allow us flexibility to shift production to optimize efficiency while maintaining high service levels
♦
CWD operates 7 distribution centers that service the Western Canada windows and doors market
Low Cost Producer
♦
One of the largest consumers of PVC resin in North America—results in purchasing leverage that others may not have
♦
Vertical integration has significantly reduced cost in window products
Efficient Manufacturer
♦
Siding facilities are among the most efficient in the industry
♦
Virtual facility strategy in siding is being deployed in fence and window operations
♦
Utilize DFT and other Lean Manufacturing techniques
♦
Proprietary VMI (Vendor Managed Inventory) program
♦
Recognized by customers for outstanding service and lead times
Outstanding Service
Proposition
Strong Brand Recognition
♦
Georgia-Pacific, Alcoa and Mastic siding brands are among the most recognized names in building products
♦
MW is recognized by dealers as a brand that drives business
♦
Great Lakes Window brand is highly-regarded within the premium price category of remodeling windows
Ply Gem’s Competitive Advantages

Strong Management
Team
♦
Proven track record across all of Ply Gem businesses with the respect of our customers
Industry Leader
♦
#1 market share position in vinyl siding and aluminum accessory products
♦
Combined Company’s window business among the top players in the vinyl window industry
♦
Leading position in fast growing vinyl fence and railing category
Product Portfolio of Highly
Regarded Brands Names
Across Price Points
♦
Diverse product offerings across all price points
♦
Multiple brands and differentiated products
♦
Multiple distribution channels
♦
Minimal working capital and capital expenditures
♦
Focus on balance sheet deleveraging over next 12-24 months
Strong Sustainable
Free Cash Flow
Numerous
Synergistic
Opportunities
♦
Cost synergies through operational improvements and consolidation of appropriate “backroom” functions
♦
Revenue synergies through cross selling within window and siding customer base
Investment Highlights

What must we be
going forward?

PLY GEM Industries, Inc
—
Customers
—
Associates
—
Vendors
—
Operating Efficiencies
—
Operating Company versus
Holding company
“Alone we
add,
together
we
multiply.”

As industry leaders, we must lead change
♦
Competition
♦
Consolidation
—
Building Material Suppliers
—
National Builders
—
New Channels
♦
Leveraging resources
—
Speed and quality of execution
♦
Market opportunities

Structure/Areas of focus
♦
Business units  (Siding, New Construction Windows,  Replacement Windows, Fence and Rail)
♦
Growth  (Organic, Business Development, Acquisitions)
Asset management  (CFO, Supply Chain)
♦
♦
Strategic planning  (Marketing, R & D, HR)
♦
Differentiators  (Low cost producer, HR, Sourcing)

PLY GEM’S Priorities
♦
Profitable Growth
- Improve our diversity
- Double digit growth
- Strategic acquisitions
♦
Operational Excellence
- Safest workplace in our Industry
- Low cost producer
- Improve Working Capital
- 15+%  EBITDA performer

PLY GEM’S Priorities
♦
Customer Loyalty
- Excellent customer service
- Broad offering of products
- Strong brands with valued customer relationships
♦
Innovative Solutions
- New product development
- Utilize cost effective technology with customer/vendors
- Working capital improvements

PLY GEM’S Priorities
♦
Human Resource Development
- Succession planning
- Talent management
- Create a culture of empowerment
♦
Leverage our National position
- Grow with “winners” in our channels
- Align our growth with the National Builders
- Expand our brands into new markets….FL..CA..AZ..TX

“We are no longer the organization we used to be, and we
are not yet the
organization we
intend to be.”

Shawn K. Poe – Chief Financial Officer
Financial Review

Net Sales
Adjusted EBITDA
Adjusted EBITDA - CapEx
Capital Expenditures
Note: Historical pro forma results include MW and Alenco for all periods shown.
Ply Gem - Historical Pro Forma Financial Information

Net Sales
Adjusted EBITDA
Adjusted EBITDA - CapEx
Capital Expenditures
AHE - Historical Pro Forma Financial Information

Net Sales
Adjusted EBITDA
Adjusted EBITDA - CapEx
Capital Expenditures
Note: Historical pro forma results include MW, Alenco and AHE for all periods shown.
Ply Gem & AHE Combined - Historical Pro Forma Financial Information

Sales Synergies
Across Businesses
World Class Manufacturing
Practices
Proven Management
Team
Significant
Synergies and Cost Savings
Substantial,
Sustainable Free
 Cash Flow
Strong Product
Portfolio of Highly
Regarded Brand
Names Across All
 Price Points
Strong  Financial
Sponsor Support
Long-Standing and
Diversified
Customer
Relationships
Key Attributes

Questions & Answers

Computation of Non-GAAP Financial Information
♦
Pro forma net sales – Excluding AHE
♦
Adjusted pro forma EBITDA – Excluding AHE
♦
Pro forma capital expenditures (CAPEX) – Excluding AHE
♦
Pro forma EBITDA less CAPEX – Excluding AHE
♦
Pro forma net sales – Including AHE
♦
Adjusted pro forma EBITDA – Including AHE
♦
Pro forma capital expenditures (CAPEX) – Including AHE
♦
Pro forma EBITDA less CAPEX – Including AHE
Supplemental Information

♦
Computation of Pro Forma Net Sales
Supplemental Information – Excluding AHE

Supplemental Information
Computation of Adjusted EBITDA – Excluding AHE

Supplemental Information – Excluding AHE
Computation of Pro Forma Capital Expenditures (CAPEX)

Supplemental Information – Excluding AHE
Computation of Adjusted Pro Forma EBITDA – CAPEX

♦
Computation of Pro Forma Net Sales
Supplemental Information – Including AHE

Supplemental Information
Computation of Adjusted EBITDA – Including AHE

Supplemental Information – Including AHE
Computation of Pro Forma Capital Expenditures (CAPEX)

Supplemental Information – Including AHE
Computation of Adjusted Pro Forma EBITDA – CAPEX